INCOME TAXES, Income Tax Provision (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income tax provision reconciled to Income/ (loss) [Abstract]
Net loss for the year	$ (4,102,608)	$ (4,874,082)	$ (4,610,512)
Statutory income tax rate	27.00%	27.00%	27.00%
Expected income tax recovery	$ (1,107,704)	$ (1,316,002)	$ (1,244,838)
Permanent differences	74,003	120,014	205,553
Change in unrecognized deferred assets	1,033,701	1,195,988	1,039,285
Income tax recovery	$ 0	$ 0	$ 0